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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 15, 2005(April 12, 2005)
                                                  ------------------------------

                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
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             (Exact name of Registrant as Specified in its Charter)


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
        Maryland                   001-13417                 13-3950486
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(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)            Identification No.)
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                  379 Thornall Street, Edison, New Jersey 08837
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code          (732) 548-0101
                                                   -----------------------------


                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 14, 2005, Hanover Capital Mortgage Holdings, Inc. (the "Company") entered into an employment letter agreement with Harold F. McElraft pursuant to which the Company retained Mr. McElraft's services as Chief Financial Officer and Treasurer. Mr. McElraft's appointment is discussed below in Item 5.02.

In connection with this appointment, the Company entered into an employment letter agreement with Mr. McElraft. Pursuant to the terms of the agreement, Mr. McElraft will be paid an annual base salary of $240,000, and he will be eligible to receive a year-end bonus in the Company's discretion. His employment will be terminable upon 30 days notice. Upon the termination of his employment, he will be entitled to a severance payment equal to 90 days of base salary.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 14, 2005, the Company appointed Harold F. McElraft, 60, to the Company's management team as the Chief Financial Officer and Treasurer. Mr. McElraft succeeds J. Holly Loux, whose employment with the Company as its Chief Financial Officer and Treasurer ended on April 12, 2005. The Company issued a press release announcing the foregoing on April 15, 2005.

A description of the employment agreement between Mr. McElraft and the Company is contained in Item 1.01 above. Since 2002, Mr. McElraft has been a partner in Tatum CFO Partners, LLP, a national firm of career financial officers that provides financial solutions to companies of all sizes. Since November 2004, Mr. McElraft was engaged as a consultant to the Company. From 1998 to 2002, Mr. McElraft served as Department Vice President with Prudential Financial, Inc. in Newark, New Jersey. Mr. McElraft has over twenty-five years of financial management experience in the financial services industry. His financial executive experience includes positions with Lincoln Investment Management, Inc., GNA Corporation, Templeton Funds Management, and AIM Management. He is a CPA and a former Audit Partner with KPMG LLP.


Mr. McElraft will remain a partner in Tatum CFO Partners, LLP, which will allow him access to a variety of professional resources provided by Tatum CFO Partners, LLP to its partners.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)         Exhibits.

      99.1        Press Release, dated April 15, 2005.

                          [signature on following page]
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


Date:  April 15, 2005                     By:  /s/ John A. Burchett
                                               ---------------------------------
                                               John A. Burchett, Chief Executive
                                               Officer
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                                INDEX TO EXHIBITS


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
EXHIBIT NO.            DESCRIPTION
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
Exhibit 99.1           Press Release, dated April 15, 2005.
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